Financial result	12 Months Ended
Dec. 31, 2024
Financial result
Financial result

10. Financial result

The following table summarizes the financial result, consisting of fair value adjustments and net currency exchange differences, other financial income and other financial expenses for the years ended December 31, 2024, 2023 and 2022.

	Year ended December 31,
	2024	2023	2022

	(Euro, in thousands)
Fair value adjustments and net currency exchange differences:
Net unrealized currency exchange gain/loss (-)	€22,727	€(20,544)	€41,559
Net realized currency exchange gain/loss (-)	(678)	(1,118)	2,825
Fair value re-measurement of warrants	4	18	186
Fair value loss on financial assets held at fair value through profit or loss	—	(390)	—
Fair value gain on current financial investments	73,742	38,286	6,929
Total fair value adjustments and net currency exchange differences	95,795	16,252	51,498

Other financial income:
Interest income	89,378	79,290	18,094
Discounting effect of non-current R&D incentives receivables	1,132	617	93
Discounting effect of other non-current liabilities	395	318	—
Other finance income	223	24	376
Total other financial income	91,128	80,249	18,563

Other financial expenses:
Interest expenses	(911)	(1,770)	(6,884)
Discounting effect of other non-current liabilities	—	—	(2,271)
Other finance charges	(759)	(843)	(699)
Total other financial expense	(1,670)	(2,613)	(9,854)

Total net financial result	€185,253	€93,888	€60,206

The net currency unrealized exchange gain of €22.7 million in 2024 primarily related to €22.2 million of unrealized exchange gain on cash and cash equivalents and current financial investments at amortized cost held in U.S. dollars, as compared to an unrealized net exchange loss in 2023 of €20.4 million on cash and cash equivalents and current financial investments at amortized cost held in U.S. dollar (as compared to an unrealized net exchange gain in 2022 of € 41.3 million). We have cash, cash equivalents and current financial investments held in U.S. dollars, which could generate foreign currency exchange gain or loss in our financial results in accordance with the fluctuation of the EUR/U.S. dollar exchange rate as our functional currency is EUR.

The fair value gain on the current financial investments in 2024 reflects the exchange differences on the money market funds, the interest on these money market funds and the effect of the re-measurement at fair value of our money market funds on December 31, 2024. These re-measurement gains were mainly the result of the positive returns on the EUR denominated money market funds.

Interest income was related to interests on treasury bills, term deposits and notice accounts. Interest income increased due to increased interest rates. Other financial income for 2024 and 2023 (other financial expenses for 2022) also comprise the discounting effect of other non-current liabilities as milestones payables related to the acquisition of subsidiaries.

Interest expenses were mainly related to interests on leases of buildings and cars and to interests related to defined benefit obligations.